                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 15, 2001

          AMERICAN EXPRESS                    AMERICAN EXPRESS RECEIVABLES
           CENTURION BANK                       FINANCING CORPORATION II



      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of

                  American Express Credit Account Master Trust



           Utah                 11-2869526        333-91473                 Delaware              13-3854638          333-91473
     (State or Other         (I.R.S. Employer    (Commission            (State or Other        (I.R.S. Employer      (Commission
     Jurisdiction of          Identification     File Number)           Jurisdiction of         Identification      File Number)
     Incorporation or             Number)                               Incorporation or            Number)
      Organization)                                                      Organization)

    6985 UnionPark Center                      World Financial Center
     Midvale, Utah 84047                          200 Vesey Street
       (801) 565-5000                         New York, New York 10285
                                                   (212) 640-2000

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)

                             N/A                                                                      N/A
(Former Name or Former Address, if Changed Since Last Report)           (Former Name or Former Address, if Changed Since Last
                                                                         Report)


INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On February 15, 2001, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $618,750,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 2001-1, and $60,000,000 aggregate principal amount of Class B Floating Rate Asset Backed Certificates, Series 2001-1, of the American Express Credit Account Master Trust. The series term sheet is attached hereto as Exhibit 99.01.

Item 6.           Not Applicable.

Item 7.           Exhibit.

The following is filed as an Exhibit to this Report under Exhibit 99.01.

         Exhibit  99.01    Series Term Sheet, dated February 12, 2001,
                           Class A Floating Rate Asset Backed Certificates, Series 2001-1, and the Class B Floating Rate Asset Backed Certificates, Series 2001-1, of the American Express Credit Account Master Trust.

Item 8.           Not Applicable.

Item 9.           Not Applicable.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                 American Express Centurion Bank,
                                 on behalf of the American Express
                                 Credit Account Master Trust

                                 By:      /s/ Maureen A. Ryan
                                    ----------------------------------------
                                    Name:     Maureen A. Ryan
                                    Title:    Assistant Treasurer

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                 American Express Receivables Financing
                                   Corporation II
                                 on behalf of the American Express Credit
                                 Account Master Trust


                                 By:      /s/ Leslie R. Scharfstein
                                    ----------------------------------------
                                    Name:     Leslie R. Scharfstein
                                    Title:    President

                                  EXHIBIT INDEX

Exhibit                    Description
-------                    -----------
Exhibit 99.01              Series Term Sheet, dated February 12, 2001, with
                           respect to the proposed issuance of the Class A
                           Floating Rate Asset Backed Certificates, Series
                           2001-1, and the Class B Floating Rate Asset Backed
                           Certificates, Series 2001-1, of the American Express
                           Credit Account Master Trust.